RIVERNORTH OPPORTUNITIES FUND, INC. ANNOUNCES SHAREHOLDER APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH RIVERNORTH CAPITAL MANAGEMENT

DENVER, CO – July 28, 2022 – RiverNorth Opportunities Fund, Inc. (NYSE: RIV) (the “Fund”) is pleased to announce that at a meeting held on July 27, 2022, the Fund’s Shareholders approved a new investment advisory agreement with RiverNorth Capital Management, LLC (“RiverNorth”). The new investment advisory agreement with RiverNorth will take effect on or about October 1, 2022.

The new investment advisory agreement will not affect the Fund’s name, investment objective, investment strategy, portfolio management or ticker symbol. Since the Fund’s inception, RiverNorth has been responsible for making day-to-day investment decisions, with the anticipated transition to adviser, no changes are expected.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy.

Investors should consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the annual or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorthcef.com or call 855.830.1222. Please read them carefully before investing.

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $242 million of net assets and 18.2 million shares of common stock outstanding as of June 30, 2022.

The Fund is a closed-end fund and trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market's value.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member firm.

NOT FDIC INSURED | May Lose Value | No Bank Guarantee

About SS&C Technologies

SS&C is a global provider of services and software for the financial services and healthcare industries. Founded in 1986, SS&C is headquartered in Windsor, Connecticut, and has offices around the world. Some 18,000 financial services and healthcare organizations, from the world's largest companies to small and mid-market firms, rely on SS&C for expertise, scale, and technology. Additional information about SS&C (Nasdaq: SSNC) is available at www.ssctech.com.

About SS&C ALPS Advisors

ALPS Advisors, Inc., a wholly-owned subsidiary of SS&C Technologies, Inc., is a leading provider of investment products for advisors and institutions. With over $18.4 billion in assets under management as of June 30, 2022, the firm provides access to asset classes and boutique asset managers in real assets, alternatives, thematic/factor and fixed income through both ETF and open-end mutual fund structures. For more information, visit www.alpsfunds.com.

About RiverNorth Capital Management, LLC

RiverNorth Capital Management, LLC is an investment management firm founded in 2000. With $5.4 billion1 in assets under management as of June 30, 2022, RiverNorth specializes in opportunistic investment strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is an institutional investment manager to registered funds, private funds and separately managed accounts.

1 Firm AUM reflects Managed Assets which includes the effects of leverage and investments in affiliated funds.

Media Contact:

Christopher Murphy*

Director and Head of Advisor Marketing

SS&C ALPS Advisors

720.277.7861

christopher.murphy@sscinc.com

* Registered Representative of ALPS Distributors, Inc.

RVC000380 7/28/2022

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